UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 21, 2023

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8669 Research Drive, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(949) 528-3100

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
 General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock	TBLT	The Nasdaq Stock Exchange, LLC
Series A Warrants	TBLTW	The Nasdaq Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series H Preferred Stock

On
September 21, 2023,
the board of directors (the “
Board
”) of
ToughBuilt Industries, Inc. a Nevada corporation (the “
Company
”),
declared
a
dividend
of
one
one-thousandth (0.001) of
a
share
of
Series H
Preferred
Stock,
par
value
$0.0001
per
share
(“
Series H
Preferred
Stock
”),
for
each
outstanding
share
of
the Company’s
c
ommon stock,
par
value
$0.0001
per
share
(“
Common Stock
”)
to
stockholders
of
record
at
5:00 p.m. Eastern Time on October 2,  2023 (the “
Record Date
”).

On September 2
1
, 2023, the Company filed a certificate of designation (the “
Certificate of Designation
”) with the Nevada Secretary of State therein establishing the Series H Preferred Stock and describing the rights, obligations and privileges of the Series H Preferred Stock.  The following description
of
the Series H
Preferred Stock does
not purport to be complete and is
qualified in its
entirety by reference to
the
Certificate
of
Designation,
which
is
filed
as
Exhibit
3.1
to
this
Current
Report
and
is
incorporated
herein
by
reference.

General
.  The Series H Preferred Stock consists of 50,000 shares.  Each share of Series H Preferred Stock has a par value of $0.0001 per share. Shares of Series H Preferred Stock will be uncertificated and represented in book-entry form. The Series H Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Series H Preferred Stock has no stated maturity and is not subject to any sinking fund.

Dividend Rights
. The holders of Series H Preferred Stock, as such, will not be entitled to receive dividends of any kind.

Voting Rights
.

Except as otherwise provided by the Company’s Amended and Restated Articles of Incorporation or bylaws  or required by law, the holders of shares of Series H Preferred Stock shall have the following voting rights:

Each share of Series H Preferred Stock will entitle the holder thereof to 1,000,000 votes per share (and, for the avoidance of doubt, each fraction of a share of Series H Preferred Stock will have a ratable number of votes). Thus, each one-thousandth of a share of Series H Preferred Stock would entitle the holder thereof to 1,000 votes. The outstanding shares of Series H Preferred Stock will vote together with the outstanding shares of Common Stock of the Company as a single class exclusively with respect to (i) any proposal to adopt an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “
Articles of Incorporation
”), to reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment (the “
Reverse Stock Split
”) and (ii) any proposal to adjourn any meeting of shareholders called for the purpose of voting on Reverse Stock Split (the “
Adjournment Proposal
”). The Series H Preferred Stock will not be entitled to vote on any other matter, except to the extent required under the Nevada Revised Statutes.

Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split or the Adjournment Proposal, the vote of each share of Series H Preferred Stock (or fraction thereof) entitled to vote on the Reverse Stock Split, the Adjournment Proposal or any other matter brought before any meeting of stockholders held to vote on the Reverse Stock Split, the Adjournment Proposal shall be cast in the same manner as the vote, if any, of the share of Common Stock (or fraction thereof) in respect of which such share of Series H Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split, the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series H Preferred Stock (or fraction thereof) held by such holder. Notwithstanding the foregoing, and for the avoidance of doubt, each share of Series H Preferred Stock (or fraction thereof) redeemed pursuant to the Initial Redemption (as defined below) shall have no voting power with respect to, and the holder of each share of Series H Preferred Stock (or fraction thereof) redeemed pursuant to the Initial Redemption shall have no voting power with respect to any such share of Series H Preferred Stock (or fraction thereof) on, the Reverse Stock Split or the Adjournment Proposal or any other matter brought before any meeting of shareholders held to vote on the Reverse Stock Split. Holders of Series H Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series H Preferred Stock on the Reverse Stock Split, the Adjournment Proposal or any other matter brought before any meeting of stockholders held to vote on the Reverse Stock Split.

Transferability
.
No shares of
Series H Preferred
Stock may be transferred by the holder thereof except in connection with a transfer by such holder of
any
shares
of
Common Stock
held
by
such
holder,
in
which
case
a
number
of
one
one-thousandths
(1/1,000)
of
a
share
of
Series H
Preferred
Stock
equal
to
the
number
of
shares
of
Common Stock
to
be
transferred
by
such
holder
will
be
automatically
transferred
to
the
transferee
of
such
shares
of
Common Stock.

Redemption
.
All
shares
of
Series H
Preferred
Stock
that
are
not
present
in
person
or
by
proxy
at
any
meeting
of
stockholders
held
to
vote
on
the Reverse Stock Split
and
the
Adjournment
Proposal
as
of
immediately
prior
to
the
opening
of
the
polls
at
such
meeting
(the
“
Initial
Redemption
Time
”) will automatically be redeemed in whole, but not
in
part,
by
the
Company
at
the
Initial
Redemption
Time
without
further
action
on
the
part
of
the
Company
or
the
holder
of
shares
of
Series H
Preferred
Stock
(the
“
Initial
Redemption
”).

Any outstanding shares of Series H Preferred Stock that have not been redeemed pursuant to an Initial Redemption shall be redeemed in whole, but not in part, (i) if such redemption is ordered by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion or (ii) automatically upon the approval by the Company’s shareholders of the Reverse Stock Split at any meeting of the shareholders held for the purpose of voting on such proposal (the “
Subsequent Redemption
” and, together with the Initial Redemption, the “
Redemptions
” and each a “
Redemption
”).

Each share of Series H Preferred Stock redeemed in any Redemption shall be redeemed in consideration for the right to receive an amount equal to One Cent ($0.01) in cash for each hundred (100) whole shares of Series H Preferred Stock that are “beneficially owned” by the “beneficial owner” (as such terms are defined below) thereof as of the applicable Redemption Time and redeemed pursuant to such Redemption, payable upon receipt by the Company of a written request submitted by the applicable holder to the corporate secretary of the Company (each a “
Redemption Payment Request
”) following the applicable Redemption Time.  Such Redemption Payment Request shall (i) be in a form reasonably acceptable to the Company, (ii) set forth in reasonable detail the number of shares of Series H Preferred Stock beneficially owned by the holder at the applicable Redemption Time and include evidence reasonably satisfactory to the Company regarding the same, and (iii) set forth a calculation specifying the amount in cash owed to such Holder by the Company with respect to the shares of Series H Preferred Stock that were redeemed at the applicable Redemption Time.  For the avoidance of doubt, the redemption consideration in respect of the shares of Series H Preferred Stock (or fractions thereof) redeemed in any Redemption: : (x) shall entitle the former beneficial owners of less than hundred (100) whole shares of Series H Preferred Stock redeemed in any Redemption to no cash payment in respect thereof and (y) shall, in the case of a former beneficial owner of a number of shares of Series H Preferred Stock (or fractions thereof) redeemed pursuant to any Redemption that is not equal to a whole number that is a multiple of one hundred (100), entitle such beneficial owner to the same cash payment, if any, in respect of such Redemption as would have been payable in such Redemption to such beneficial owner if the number of shares (or fractions thereof) beneficially owned by such beneficial owner and redeemed pursuant to such Redemption were rounded down to the nearest whole number that is a multiple of one hundred (100) (such, that for example, the former beneficial owner of one hundred and fifteen (115) shares of Series H Preferred Stock redeemed pursuant to any Redemption shall be entitled to receive the same cash payment in respect of such Redemption as would have been payable to the former beneficial owner of one hundred (100) shares of Series H Preferred Stock redeemed pursuant to such Redemption).  As used herein, “
Person
” shall mean any individual, firm, corporation, partnership, limited liability company, trust, or other entity, and shall include any successor (by merger or otherwise) to such entity.  As used herein, a Person shall be deemed the “
beneficial owner
” of, and shall be deemed to “
beneficially own
,” any securities which such Person is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

From and after the time at which any shares of Series H Preferred Stock are called for redemption (whether automatically or otherwise), such shares of Series H Preferred Stock shall cease to be outstanding, and the only right of the former holders of such shares of Series H Preferred Stock, as such, will be to receive the applicable redemption price, if any.  The shares of Series H Preferred Stock redeemed by the shall not be reissued as shares of Series H Preferred Stock and the Company shall take all action necessary to restore such shares to the status of authorized but unissued shares of Preferred Stock.  Notwithstanding anything to the contrary herein or otherwise, and for the avoidance of doubt, any shares of Series H Preferred Stock (or fraction thereof) that have been redeemed pursuant to an Initial Redemption shall not be deemed to be outstanding for the purpose of voting or determining the number of votes entitled to vote on any matter submitted to shareholders (including the Reverse Stock Split or any other matter brought before any meeting of shareholders held to vote on the Reverse Stock Split) from and after the time of the Initial Redemption.  Notice of any meeting of shareholders for the submission to shareholders of any proposal to approve the Reverse Stock Split shall constitute notice of a redemption of shares of Series H Preferred Stock pursuant to an Initial Redemption and result in the automatic redemption of the applicable shares of Series H Preferred Stock (and/or fractions thereof) pursuant to the Initial Redemption at the Initial Redemption Time.  Notice by the Company of the shareholders’ approval of the Reverse Stock Split, by filing of any press release or through a Current Report on Form 8-K with the Securities and Exchange Commission, shall constitute a notice of a redemption of shares of Series H Preferred Stock pursuant to a Subsequent Redemption and result in the automatic redemption of the applicable shares of Series H Preferred Stock (and/or fractions thereof) pursuant to the Subsequent Redemption at the Subsequent Redemption Time.  In connection with the filing of the Certificate of Designation, the Company has set apart funds for payment for the redemption of all shares of Series H Preferred Stock pursuant to the Redemptions and shall continue to keep such funds apart for such payment through the payment of the purchase price for the redemption of all such shares.

Liquidation
Preference
.
The
Series H
Preferred
Stock
will
rank
senior
to
the
Common Stock
as
to
any
distribution
of
assets
upon
a
liquidation,
dissolution
or
winding
up
of
the
Company,
whether
voluntarily
or
involuntarily
(a
“
Dissolution
”).
Upon
any
Dissolution,
each
holder
of
outstanding
shares
of
Series H
Preferred
Stock
will
be
entitled
to
be
paid
out
of
the
assets
of
the
Company available
for distribution to stockholders, prior and in preference
to any distribution to the holders of
Common Stock, an
amount
in
cash
equal
to
$0.01
per
outstanding
share
of
Series H
Preferred
Stock
.

Fractional Shares
.  The Series H Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000 th
) of a share or any integral multiple of such fraction, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, participate in distributions upon a Dissolution and have the benefit of any other rights of holders of Series H Preferred Stock.

Item 7.01. Regulation FD Disclosure.

On September 21, 2023, the
Company issued a press release announcing the
Series H Preferred
Stock dividend.  copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Exhibit
99.1,
which
is
incorporated
into
this
Item 7.01, is being furnished pursuant to
Item 7.01 and shall not be deemed “filed” for the purposes of
Section 18 of the
Exchange
Act,
or
otherwise
subject
to
the
liabilities
of
that
section,
nor
shall
it
be
deemed
incorporated
by
reference
in
any
filing
under
the
Securities
Exchange
Act
of
1934,
as amended,
or
the
Securities
Act
of
1933,
as amended,
except
as shall
be
expressly
set
forth
by
reference
in
such
a
filing.

Item 9.01. Financial Statements and Exhibits
.

(d) Exhibits.

Exhibit No.	Description
3.1
Certificater̥ of Designation of the Series H Preferred Stock of ToughBuilt Industries, Inc.,  dated September 21, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on September 21, 2023)

99.1	Press Release dated September 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant
to
the
requirements
of
the
Securities
Exchange
Act
of
1934,
the
registrant
has
duly
caused
this
report
to
be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: September 21, 2023	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer